UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: March 18, 2016
(Date of earliest event reported)

Asure Software, Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-20008	74-2415696
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

110 Wild Basin Rd , Suite 100, Austin, TX	78746
(Address of principal executive offices)	(Zip Code)

512-437-2700
(Registrant's telephone number, including area code)

Not Applicable
(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

Stock Purchase Agreement

On March 20, 2016, we signed an agreement for, and on March 21, 2016, we closed on, the acquisition of all of the issued and outstanding shares of common stock (the “Shares”) of Mangrove Employer Services, Inc. of Tampa, Florida (“Mangrove”), pursuant to a Stock Purchase Agreement dated March 18, 2016 (the “Stock Purchase Agreement”), among us, Mangrove, the sellers identified therein, and Richard S. Cangemi, as Stockholder Representative. Pursuant to this stock purchase, we acquired the payroll division of Mangrove. The aggregate consideration for the Shares consisted of (i) $11,348,000 in cash, a portion of which was used to pay certain obligations of Mangrove and (ii) a secured subordinated promissory note (the “Note”) in the principal amount of $6 million, subject to adjustment as provided in the Stock Purchase Agreement. We funded the cash payment with proceeds from our credit agreement with Wells Fargo. The Note bears interest at an annual rate of 3.50% and matures on March 18, 2018, with the first installment of principal due on March 18, 2017 and the second installment of principal due on March 18, 2018. The Stock Purchase Agreement contains certain customary representations, warranties, indemnities and covenants.

The foregoing description of the Stock Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Stock Purchase Agreement, which is filed as Exhibit 2.1 hereto and is incorporated herein by reference in its entirety.

Asset Purchase Agreement

On March 20, 2016, we signed an agreement for, and on March 21, 2016, we (through a wholly owned subsidiary) closed on, the acquisition of substantially all the assets of Mangrove COBRAsource Inc., then a wholly owned subsidiary of Mangrove (“Mangrove COBRAsource”), pursuant to an Asset Purchase Agreement, dated March 18, 2016 (the “Asset Purchase Agreement”). The aggregate consideration for the assets was $1,036,000, which Mangrove COBRAsource applied to payoff certain loan balances. The Asset Purchase Agreement contains certain customary representations, warranties, indemnities and covenants.

The foregoing description of the Asset Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Asset Purchase Agreement, which is filed as Exhibit 10.1 hereto and is incorporated herein by reference in its entirety.

Amendment to Credit Agreement

On March 21, 2016, we entered into Amendment Number Five to Credit Agreement (the “Fifth Amendment”) with Wells Fargo Bank, National Association, amending the terms of the Credit Agreement dated effective as of March 20, 2014, as amended.

Under the Fifth Amendment, we expanded our overall credit facility by $12,500,000 to $29,187,500. This includes a $26,187,500 term facility which is due March 21, 2019 and a $3,000,000 revolving credit facility.  The Fifth Amendment also amends the applicable margin rates for determining the interest rate payable on the loan as follows:

Total Leverage Ratio	Base Rate Margin	LIBOR Rate Margin
≤ 2.75:1	3.50%	4.50%
> 2.75:1 but ≤ 3.25:1	4.00%	5.00%
≥ 3.25:1	4.50%	5.50%

The outstanding principal amount of the term loan is payable follows:
·  $491,015.63 on June 30, 2016 and the last day of each fiscal quarter thereafter up to March 31, 2017; and
·  $654,687.50 on June 30, 2017 and the last day of each fiscal quarter thereafter.

The Fifth Amendment also amended our leverage ratio requirements under the Credit Agreement.  We have now agreed to a leverage ratio not to exceed 5.00:1 at March 31, 2016, stepping down to 2.25:1 at December 31, 2018.

The foregoing description of the Fifth Amendment does not summarize or include all terms relating to the Fifth Amendment, and is qualified in its entirety by reference to the full text of the Fifth Amendment, which is filed as Exhibit 10.2 hereto and is incorporated herein by reference in its entirety.

Item 2.01 Completion of Acquisition or Disposition of Assets

The information set forth under “Stock Purchase Agreement” in Item 1.01 is incorporated herein by reference in its entirety.

Item 2.03  Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information set forth under “Amendment to Credit Agreement” in Item 1.01 is incorporated herein by reference in its entirety.

Item 7.01.  Regulation FD Disclosure.

On March 21, 2016, we issued two press releases announcing the Mangrove stock and Mangrove COBRAsource asset acquisitions and certain proforma financial guidance for 2016 in light of these acquisitions.  A copy of the press releases are furnished (not filed) as Exhibit 99.1 hereto and incorporated herein by reference in its entirety.

Item 9.01.  Financial Statements and Exhibits.

(a)  Financial Statements of Business Acquired.

The audited special purpose carve-out financial statements of Mangrove Employer Services – Payroll Division (a carve-out of Mangrove Employer Services, Inc.), including the balance sheets as of December 31, 2015 and 2014 and the statements of operations, changes in invested equity and cash flows for each of the two fiscal years ended December 31, 2015 are filed as Exhibit 99.2 hereto and incorporated herein by reference.

(b)  Pro Forma Financial Information.

All pro forma financial information required with respect to the stock purchase acquisition described in Item 2.01 herein will be filed by amendment to this Current Report on Form 8-K within 71 calendar days from the date that this Current Report on Form 8-K is required to be filed.

(d)   Exhibits

Exhibit No.	Description

2.1
Stock Purchase Agreement, dated March 18, 2016, by and among Asure Software, Inc., Mangrove Employer Services, Inc., the Persons listed on Exhibit A thereto, and Richard S. Cangemi, as Stockholder Representative.

10.1	Asset Purchase Agreement dated March 18, 2016 by and between Mangrove COBRAsource, Inc. and Asure COBRASource, LLC

10.2
Amendment Number Five to Credit Agreement, dated as of March 21, 2016, by and among Wells Fargo Bank, National Association, as administrative agent for the Lenders,, each Lender party hereto, and Asure Software, Inc.

23.1	Consent of Marcum LLP

99.1	Press Releases dated March 21, 2016 (furnished not filed)

99.2
The audited special purpose carve-out financial statements of Mangrove Employer Services – Payroll Division (a carve-out of Mangrove Employer Services, Inc.), including the balance sheets as of December 31, 2015 and 2014 and the statements of operations, changes in invested equity and cash flows for each of the two fiscal years ended December 31, 2015.

99.3	Promissory Note in the face amount of $6,000,000 dated March 21, 2016 from Asure Software, Inc. to Richard S. Cangemi, as Stockholder Representative.

SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASURE SOFTWARE, INC.

Dated: March 21, 2016	By:	/s/ Brad Wolfe
Brad Wolfe, Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

2.1
Stock Purchase Agreement, dated March 18, 2016, by and among Asure Software, Inc., Mangrove Employer Services, Inc., the Persons listed on Exhibit A thereto, and Richard S. Cangemi, as Stockholder Representative.

10.1	Asset Purchase Agreement dated March 18, 2016 by and between Mangrove COBRAsource, Inc. and Asure COBRASource, LLC

10.2
Amendment Number Five to Credit Agreement, dated as of March 21, 2016, by and among Wells Fargo Bank, National Association, as administrative agent for the Lenders,, each Lender party hereto, and Asure Software, Inc.

23.1	Consent of Marcum LLP

99.1	Press Releases dated March 21, 2016 (furnished not filed)

99.2
The audited special purpose carve-out financial statements of Mangrove Employer Services – Payroll Division (a carve-out of Mangrove Employer Services, Inc.), including the balance sheets as of December 31, 2015 and 2014 and the statements of operations, changes in invested equity and cash flows for each of the two fiscal years ended December 31, 2015.

99.3	Promissory Note in the face amount of $6,000,000 dated March 21, 2016 from Asure Software, Inc. to Richard S. Cangemi, as Stockholder Representative.